                                                            EXHIBIT 10.16.1


                                AMENDMENT TO
                        CCPN AND HMO MEDICAID AGREEMENT


     THIS AMENDMENT TO CCPN AND HMO MEDICAID AGREEMENT (the "Amendment") is entered into as of the 1st day of January, 2000 (the "Effective Date"), by and between AMERICAID Texas, Inc., a Texas corporation ("HMO") and Cook Children's Physician Network, a Texas non-profit corporation ("CCPN").

                                   RECITALS:

     WHEREAS, HMO and CCPN have entered into a CCPN and HMO Medicaid Agreement on October 1, 1996 (the "Initial Agreement"), as amended pursuant to the Modification Agreement (defined below) and the amendments identified on Schedule 1 attached hereto (as amended, the "Medicaid Services Agreement"); and

     WHEREAS, HMO and CCPN desire to amend the Medicaid Services Agreement on the terms set forth below; and

     WHEREAS, Cook Children's Health Care System (f/k/a Cook Children's Heath Care Network) and AMERIGROUP Corporation (f/k/a AMERICAID, Inc.) as parties to that certain Agreement executed October 9, 1997 to be effective as of September 1, 1995 (the "Modification Agreement") are executing this Amendment solely to acknowledge that certain of its terms modify the terms of the Modification Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning given such terms under the Medicaid Services Agreement.

2.   Modifications to Compensation Terms.

     a) The "Financial Arrangements" set forth in Attachment A of the Initial Agreement, as amended, are amended and restated in their entirety as set forth in Attachment A attached hereto; such attachment shall supersede Sections 5, 6 and 7 of the Modification Agreement.
          The new terms therein with respect to the administration and settlement of the pools shall be effective retroactively to September 1, 1998 (notwithstanding the Effective Date herein for the other terms of this Amendment) so that they shall apply for purposes of the 98/99 Year-End Settlement. The Exhibits to Attachment A of the Initial Agreement (e.g., Exhibits 4 and 5) shall continue to apply.

     b) Attachments B and C to the Initial Agreement are hereby amended and restated by the rates set forth in revised Attachments B and C attached hereto, and Schedule A-IV.H (which had been implemented pursuant to the Second Amendment dated

          March 1, 1998) is hereby amended and restated by the rates set forth in Attachment D hereto.

3.   Delegation of Additional Administrative Functions.

     a) CCPN shall have the option to receive delegation of medical management, provider services and/or claims processing, adjudication and payment (the "Administrative Functions"), if each of the conditions in this Section 3 are satisfied. CCPN shall provide HMO with not less than ninety (90) days (the "Notice Period") prior written notice of exercise (the "Exercise Notice") and shall, with such Notice, provide HMO with such documentation and information as HMO may deem reasonably necessary to demonstrate that the conditions have been or will be satisfied. HMO shall promptly review whether all conditions are satisfied, it being the intent of the parties to implement the delegation not earlier than ninety (90) days nor later than one hundred fifty (150) days after the Exercise Notice is received (assuming all conditions are satisfied). The conditions are as follows:

          i)   CCPN has received delegation of the same Administrative
               Functions from all other contracted health maintenance or managed care organizations in connection with CCPN's provision of Medicaid services to such organizations' members under the STAR Program (or its successor program) and at least one of such delegated arrangements for a Medicaid product will be operational by the end of the Notice Period;

          ii) CCPN meets all of HMO's standards for performing such services, including, without limitation, HCFA, TDI and TDH requirements, and the standards and requirements of HEDIS and NCQA. Upon request by CCPN, HMO agrees to provide any such standards related to the aforementioned administrative functions to CCPN. CCPN acknowledges that HMO shall have the ability to perform a site visit and audit prior to the delegation of such administrative functions to ensure compliance with HMO's standards.

          iii) CCPN and HMO agree to negotiate and enter into a mutually acceptable delegation agreement to ensure CCPN appropriately assists HMO in meeting all then applicable legal requirements (including, without limitation, any applicable requirements of HCFA, TDH, TDI or Texas Senate Bill 890 or its successor) and the standards and requirements of HEDIS and the NCQA, and continues to satisfy the conditions set forth herein. The agreement shall, among other things, (A) ensure appropriate accountabilities for performance, service delivery, and data reporting (CCPN shall, among other things, be required to timely report all data elements presently used by HMO in its claims processing and precertification functions so that there will be no disruption in HMO's ability to accurately project medical claims), (B) ensure CCPN's participation in and compliance with federal, state and NCQA reviews, (C) establish performance standards and penalties, (D) include reciprocal indemnification provisions by which each party agrees to defend and hold the other harmless from claims, damages, penalties, sanctions, etc. (whether governmental, private party or otherwise) related to, among other things, the functions for which the indemnifying party is responsible under the agreement, whether performed by such party or sub-delegated,
               (E) prohibit sub-delegation without HMO's prior written consent, and (F) establish the circumstances under which delegation may be revoked;

          iv) The parties shall have mutually agreed on (A) the amount HMO shall pay CCPN for CCPN's performance of the Administrative Functions, which amount will consider, among other things, HMO's costs to provide oversight of the delegation and HMO's actual average total direct costs for such services as a percentage of total premium and applied to the premium payable with respect to pediatric Members (as defined in Attachment A), and (B) adjustments required to the Pool allocation and settlement methodologies set forth on Attachment A in light of such modified payment terms; and

           v)  If claims processing and precertification is to be delegated,

               (A) CCPN must successfully complete a thorough review by HMO and/or its designee (such as external auditors) regarding appropriate internal controls over the performance of such services (based on HMO's then applicable review tool) prior to implementation;

               (B) The delegation agreement shall further provide that on a periodic basis, but not less than quarterly for internal review and annually for external review, CCPN (and its designees, if any) will be audited to ensure that the controls and procedures reviewed prior to implementation are in place and are being used appropriately and that any deficiencies will be promptly cured through a corrective action plan; and

               (C) The delegation agreement shall further require CCPN to meet on an ongoing basis HMO's then applicable financial adequacy and reporting requirements for delegated claims relationships.

4. Use of HMO-to-HMO Contract. To the extent permitted by law, at CCPN's option, the obligations of CCPN under the Medicaid Services Agreement shall be effected through Cook Children's Health Plan (through an HMO-to-HMO contract), which plan shall maintain sufficient risk reserves to satisfy all of CCPN's obligations hereunder.

5. Modifications to Administrative Processes. Within thirty (30) days of execution of this

     Amendment, CCPN and HMO agree to work collaboratively to reform in writing the current processes regarding claims submissions, claims adjudication, claims resubmissions, and accounts receivable. CCPN and HMO shall each assign a high level person to guide the reformation process with HMO's person also available on a bi-weekly basis to resolve all pending claims problems.

6. Effect of Increases to Cook's Charge Master and Adjustments to Cost-to-Charge Ratio. The rates/charges upon which HMO is reimbursing CCMC are not subject to increase in connection with any increase in CCMC's charge master until October 1 each year, beginning October 1, 2000. CCPN shall (or shall cause CCMC to) provide HMO with written notice of the change. CCMC's current cost-to-charge ratio (percentage discount) used by the State shall be the basis for reimbursement prospectively and shall not change (notwithstanding the State's May, 2000 adjustments, if any) until October 1, 2000, at which time the cost-to-charge ratio shall be adjusted prospectively to the cost-to-charge ratio then in use by the State (i.e., the ratio adopted in May 2000). Then, on June 1, 2001, and annually on June 1 thereafter, the cost-to-charge ratio shall be adjusted (again to apply on a prospective basis only) to the cost-to-charge ratio that the State is then using. Because of system configuration requirements, any change required by the foregoing may be delayed by HMO for up to, but not more than, sixty (60) days.

7.   Clarifications with Respect to the Modification Agreement.

     a) The text in the first sentence of Section 10 of the Modification Agreement beginning with "as well as" and ending with "AMERICAID" is hereby replaced with the following: "as well as any additional counties into which TDH permits AMERICAID to expand such Service Area."

     b) It is understood and agreed that the automatic one year renewals following the initial term, as described in Section 13 of the Modification Agreement, shall not apply if either party gives 180 days notice of termination prior to the end of the term then in effect.

8. Services Outside of Service Area. If CCPN desires to be a provider in HMO's Dallas STAR network, HMO shall include CCPN in its network on such terms as the parties' agree; provided, such participation shall be on Dallas contract terms and not part of the incentive arrangement implemented through the Risk Funds.

9. Additional Regulatory Amendments. The Medicaid Services Agreement is hereby further amended by the terms set forth on Attachment E hereto which are incorporated for purposes of regulatory compliance.

10. Miscellaneous. Each party represents and warrants that it has full corporate power and has taken all required corporate and other action necessary to permit it to execute and deliver this Amendment. Except as modified by the provisions of this Amendment, all of the terms of the Medicaid Services Agreement shall remain in full force and effect (the parties hereby acknowledge that Schedule 1 accurately identifies the applicability of the terms of the prior amendments from and after the date hereof). This Amendment may be executed in any number of counterparts, by each party on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                             AMERICAID TEXAS, INC.


                                            By: /s/James D. Donovan, Jr.
                                                -------------------------
                                                Name:  James D. Donovan, Jr.
                                                Title: CEO

                                            COOK CHILDREN'S PHYSICIAN NETWORK


                                            By: /s/Alan Kent Lassiter, MD
                                                ---------------------------
                                                Name:  Alan Kent Lassiter, MD
                                                Title: President and CEO

SEEN AND ACKNOWLEDGED:

COOK CHILDREN'S HEALTH CARE SYSTEM


By: /s/John A. Grigson
   --------------------
   Name: John A. Grigson
   Title: E.V.P./CEO

AMERIGROUP CORPORATION


By: /s/James D. Donovan, Jr.
    ------------------------
   Name: James D. Donovan, Jr.
   Title:
        ---------------------------------------

                                  AMENDMENT TO
                        CCPN AND HMO MEDICAID AGREEMENT

     THIS AMENDMENT TO CCPN AND HMO MEDICAID AGREEMENT (the "Amendment") is effective thirty (30) days from the date of complete execution (the "Effective Date"), by and between AMERIGROUP Texas, Inc. (formerly, "AMERICAID Texas, Inc."), a Texas corporation ("HMO") and Cook Children's Physician Network, a Texas non-profit corporation ("CCPN"), and is effective as of such Effective Date, except as otherwise expressly provided herein. Cook Children's Health Care System joins in this Agreement for the purpose of the acknowledgement and agreement set on the signature page below.

                                   RECITALS:

     A. On October 1, 1996, HMO and CCPN entered into a CCPN and HMO Medicaid Agreement (the "Initial Agreement"). The Initial Agreement was subsequently amended pursuant to that certain Agreement, executed October 9, 1997, effective as of September 1, 1995 (the "Modification Agreement"), an Amendment entered into as of January 1, 2000 (the "Global Amendment") and certain other amendments identified in the Global Amendment. The Initial Agreement, as amended by the Modification Agreement, with all such amendments, including the Global Amendment, is hereinafter referred to as the "Medicaid Services Agreement."

     B. HMO and CCPN wish to amend the Medicaid Services Agreement to add certain terms related to the provision of urgent care services and ambulatory surgery services by CCPN under the Medicaid Services Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Capitalized terms not otherwise defined herein shall have the meaning given such terms under the Medicaid Services Agreement.


     2. Effective thirty (30) days from the date of complete execution, the attached "Attachment F - Compensation for Ambulatory Surgery Center Services and Urgent Care Center Services" is hereby added to the Agreement, it being acknowledged and agreed by the parties hereto that the compensation set forth on such Attachment F shall apply solely to services provided at Cook Children's Pediatric Surgery Center and Cook Children's Pediatric Urgent Care Center, both located at 6316 Precinct Line Road, Hurst, Texas 76054. The compensation set forth on Attachment F shall not apply to any other services provided pursuant to the Medicaid Services Agreement at any other locations other than the location expressly described in this paragraph. "Attachment F - Compensation for Ambulatory Surgery Center Services and Urgent

Care Center Services Provided at 6316 Precinct Line Road, Hurst, Texas" is hereby added to the Medicaid Services Agreement and incorporated therein by reference.

     3. Each party represents and warrants that it has full corporate power and has taken all required corporate and other action necessary to permit it to execute and deliver this Amendment. Except as modified by the provisions of this Amendment, all of the terms of the Medicaid Services Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, by each party on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                     AMERIGROUP Texas, Inc. (formerly,
                                     AMERICAID Texas, Inc.)


                                     By:   /s/Robert Westcott
                                           -------------------
                                     Name:  Robert F. Westcott, JD
                                     Title: Vice President
                                     Date:  February 18, 2003


                                     Cook Children's Physician Network

                                     By:   /s/Mark Laney, MD
                                           -------------------
                                     Name:  Mark Laney, MD, MS
                                     Title: President
                                     Date:  02/11/03

SEEN AND ACKNOWLEDGED:

Cook Children's Health Care System

By:   /s/Daniel L. Fink
     --------------------
Name:  Daniel L. Fink
Title: Senior Vice President Managed Care
Date:  02/11/03

                                  AMENDMENT TO
                         CCPN AND HMO MEDICAID AGREEMENT

     THIS AMENDMENT TO CCPN AND HMO MEDICAID AGREEMENT (the "Amendment") is effective July 1, 2003, (the "Effective Date"), by and between AMERIGROUP Texas, Inc., a Texas corporation ("HMO") and Cook Children's Physician Network, a Texas non-profit corporation ("CCPN"). Cook Children's Health Care System joins in this Agreement for the purpose of the acknowledgement and agreement set forth on the signature page below.

                                    RECITALS:

     A. On October 1, 1996, HMO and CCPN entered into a CCPN and HMO Medicaid Agreement (the "Initial Agreement"). The Initial Agreement was subsequently amended pursuant to that certain Agreement, executed October 9, 1997, effective as of September 1, 1995 (the "Modification Agreement"), an Amendment entered into as of January 1, 2000 (the "Global Amendment") and certain other amendments identified in the Global Amendment. The Initial Agreement, as amended by the Modification Agreement, with all such amendments, including the Global Amendment, is hereinafter referred to as the "Medicaid Services Agreement."

     B. HMO and CCPN wish to amend the Medicaid Services Agreement to add Behavioral Health Care Services to be provided by CCPN under the Medicaid Services Agreement.

     C. AMERIGROUP and CCPN wish to amend the Agreement as set forth herein.

                                   AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

     1. The Agreement is hereby amended to add the following definition of Behavioral Health Care Services:

        Behavioral Health Care Services are services a Member is entitled to receive which AMERIGROUP is required to provide pursuant to the Texas state Medicaid Program ("Medicaid") referenced in the Medicaid Services Agreement and any successor programs thereto.

     2. The definition of "Covered Services" in the Medicaid Services Agreement is hereby modified to add Behavioral Health Care Services as Covered Services.

     3. Attachment A-Behavioral Health attached hereto is hereby added to the Medicaid Services Agreement.

     4. Except as expressly modified herein, nothing contained in this Amendment shall, or shall be construed to, modify, alter or amend the Medicaid Services Agreement. The parties hereto hereby affirm the Medicaid Services Agreement, except as expressly modified herein.

     5. To the extent any provision contained in this Amendment conflicts with the terms and conditions of the Medicaid Services Agreement, this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed.

                                HMO:

                                AMERIGROUP Texas, Inc., a Texas corporation

                                 By: /s/ Robert Wescott
                                Robert F. Westcott, JD                 [Name]
                                Vice President                         [Title]
                                June 11, 2003                          [Date]


                                CCPN:

                                Cook Children's Physician Network

                                By: /s/ Mark Laney, MD
                                Mark Laney                             [Name]
                                President                              [Title]
                                6/10/03                                [Date]
                                801 7th Ave                            [Address]
                                Ft. Worth, TX  76104
                                ____________________________[Phone#]



SEEN AND ACKNOWLEDGED:

Cook Children's Health Care System

By:/s/ John A. Grigson
     Name: John A. Grigson
     Title: CFO
      Date: 6/10/03

                                  AMENDMENT TO
                         CCPN AND HMO MEDICAID AGREEMENT

     THIS AMENDMENT TO CCPN AND HMO MEDICAID AGREEMENT (the "Amendment") is effective the first day of the month next following the date thirty (30) days after complete execution (the "Effective Date"), by and between AMERIGROUP Texas, Inc. (formerly, "AMERICAID Texas, Inc."), a Texas corporation ("HMO") and Cook Children's Physician Network, a Texas non-profit corporation ("CCPN"). Cook Children's Health Care System joins in this Agreement for the purpose of the acknowledgement and agreement set on the signature page below.

                                   RECITALS:

     A. On October 1, 1996, HMO and CCPN entered into a CCPN and HMO Medicaid Agreement (the "Initial Agreement"). The Initial Agreement was subsequently amended pursuant to that certain Agreement, executed October 9, 1997, effective as of September 1, 1995 (the "Modification Agreement"), an Amendment entered into as of January 1, 2000 (the "Global Amendment") and certain other amendments identified in the Global Amendment. The Initial Agreement, as amended by the Modification Agreement, with all such amendments, including the Global Amendment, is hereinafter referred to as the "Medicaid Services Agreement."

     B. HMO and CCPN desire to amend the Medicaid Services Agreement on the terms set forth below to convert the reimbursement methodology under the Medicaid Services Agreement for Primary Care Physicians and Primary Care Providers, as such terms are defined in the Medicaid Services Agreement, on and after the Effective Date from a capitation methodology to a fee-for-service reimbursement methodology.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Capitalized terms not otherwise defined herein shall have the meaning given such terms under the Medicaid Services Agreement.

     2. Section IV.A. of Attachment A to the Medicaid Services Agreement is hereby amended to add the following to the end of the section:

          Notwithstanding the foregoing, the parties hereto acknowledge and agree that effective as of the effective date of this Amendment, no Primary Care Physicians and Primary Care Providers employed by CCPN shall be paid under the capitation methodology set forth in Section I.A. of Attachment B to this Agreement, it being acknowledged and agreed that as of the effective date of this Amendment, all Primary Care Physicians and Primary Care Providers employed by CCPN shall be paid under the fee-for-service methodology set forth under Section I.B. of Attachment B to this Agreement.

          The parties further acknowledge and agree that, although certain Primary Care Physicians and Primary Care Providers who or which are party to a contract with CCPN for the provision of services hereunder (individually, a "Contracted Provider") shall continue to be paid under the capitation methodology set forth in Section I.A of Attachment B of this Agreement, following the effective date of this Amendment, CCPN shall use its best efforts commencing as of such date to execute and deliver an amendment to the agreement between CCPN and each such Contracted Provider (a "Contracted Provider Agreement") converting the reimbursement methodology thereunder from capitation to fee-for-service paid in accordance with Section I.B of Attachment B to this Agreement.

          Fee-for-service reimbursement under such amended Contracted Provider Agreements shall be effective as of the first (1st) day of the month following the date HMO receives notice from CCPN that a Contracted Provider and CCPN have executed and delivered an amendment to the Contracted Provider Agreement converting the reimbursement methodology thereunder from capitation to fee-for-service; provided such notice is received by HMO prior to the fifteenth (15th) day of the month. Any such notices received after the fifteenth (15th) day of the month shall be processed by HMO for an effective date as of the first (1st) day of the second month following HMO's receipt of such notice.

          AMERIGROUP shall comply with all applicable requirements under Amendment No. 9 to the 1999 Contract for Services between Health and Human Services Commission and AMERIGROUP related to provider pass through requirements.

     3. The fifth sentence of Section IV.A. of Attachment A is hereby deleted in its entirety and replaced as follows:

          Primary Care Physicians or Providers shall submit itemized statements on current HCFA 1500 claim forms with current HCPCS coding, current ICD9 coding and current CPT4 coding for all capitated services and non-capitated Covered Health Services provided by Primary Care Physicians or Providers to HMO at the address set forth below within ninety-five (95) days of the date the Covered Health Service was provided.

     4. Section I.A of Attachment B to the Medicaid Services Agreement is amended to add the following to the end of Section I.A:

          Notwithstanding the foregoing, the parties hereto acknowledge and agree that as of the effective date of this Amendment, no Primary Care Physicians and Primary Care Providers employed by CCPN shall be paid under the capitation methodology set forth in this Section I.A., it being acknowledged and agreed that as of the effective date of this Amendment, all Primary Care Physicians and Primary Care Providers employed by CCPN shall be paid under the fee-for-service methodology set forth under Section I.B. of this Attachment B.

          The parties further acknowledge and agree that, although certain Contracted Providers shall continue to be paid under the capitation methodology set forth in this Section I.A. following the effective date of this Amendment, CCPN shall use its best efforts commencing as of such date to execute and deliver an amendment to all Contracted Provider Agreements converting the reimbursement methodology thereunder from capitation to fee-for-service paid in accordance with
          Section I.B. of this Attachment B.

     5. Section I.B of Attachment B to the Medicaid Services Agreement is hereby deleted in its entirety and replaced as follows:

               B. Primary Care Fee-For-Service Payment - Primary Care Physicians
               -----------------------------------------------------------------
          or Primary Care Providers.
          --------------------------


               HMO shall compensate Primary Care Physicians/Primary Care Providers for Primary Care Services on a fee-for service basis for services provided to Members at the lesser of the Primary Care Provider's/Primary Care Physician's billed charges or the current AMERIGROUP fee schedule ("HMO's fee schedule") which is based on the Texas Medicaid Fee Schedule. A representative sample of the current HMO's fee schedule for Primary Care Services is attached as "Schedule 1 to Attachment B". HMO shall provide written notice to CCPN at least thirty (30) days prior to any material changes to the HMO's fee schedule. Following receipt of such notice, CCPN shall have thirty
          (30) days to provide written acceptance or objections to such changes. If CCPN fails to provide the required written acceptance or objections to such changes in thirty (30) days, HMO shall be entitled to implement the material change. If CCPN timely objects, the parties shall negotiate in good faith regarding such changes and shall use best efforts to agree within sixty (60) days. In the event HMO and CCPN do not reach mutual agreement within the sixty (60) day period, then no fee schedule changes shall be implemented until the parties agree. The parties will jointly perform financial reviews of any fee schedule changes. HMO shall have a minimum of sixty (60) days notice to implement any fee schedule changes, or as may be reasonably required.

               HMO shall also provide timely written notice to CCPN of any changes to the HMO's fee schedule that may be required by the applicable Texas Medicaid agency; in that event CCPN shall not have the opportunity to object and must accept such fee schedule changes.

     6. Effective as of September 1, 2001, Compensation under Section II of Attachment B of the Medicaid Services Agreement is increased from $21.00 per visit to $34.00 per visit for the Reporting of Texas Health Steps screenings on a HCFA-1500 based on the Texas Health Steps codes and periodicity schedule in the TDN/NHIC manual.

     7. Section IV of Attachment B to the Agreement is hereby deleted in its entirety and replaced as follows:

          IV. NO PRIMARY CARE CAPITATION OPTION. The parties hereto acknowledge and agree that all Primary Care Physicians and all Primary Care Providers shall be reimbursed on a fee-for-service basis pursuant to the terms of this Agreement, except as otherwise expressly provided herein, and that, notwithstanding any provision contained herein, or in any other agreement between the parties hereto, and no Primary Care Physicians or Primary Care Providers be reimbursed under a capitation methodology, except as expressly provided herein or as otherwise agreed by the parties in a writing signed by the parties hereto evidencing such agreement.

     8. Schedule 1 to Attachment B to the Medicaid Services Agreement is hereby deleted in its entirety and replaced with Schedule 1 to Attachment B attached hereto.

     9. The parties acknowledge and agree that the compensation for CPT Code 99213 set forth on Schedule 1 to Attachment B attached hereto was the then current compensation for such services as of the effective date of this Amendment. The parties further acknowledge and agree that the compensation set forth on Schedule 1 to Attachment B attached hereto for the Texas Health Steps Well Child Visits was the then current compensation for such services as of January 18, 2002.

     10. Each party represents and warrants that it has full corporate power and has taken all required corporate and other action necessary to permit it to execute and deliver this Amendment. Except as modified by the provisions of this Amendment, all of the terms of the Medicaid Services Agreement shall remain in full force and effect. This Amendment may be executed in any number of counterparts, by each party on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or agents.

                                        AMERIGROUP Texas, Inc. (formerly,
                                        AMERICAID Texas, Inc.)


                                        By: /s/ Robert F. Westcott
                                           -----------------------
                                             Name: Robert F. Westcott, JD
                                             Title: Vice President
                                              Date: June 11, 2003

                                        Cook Children's Physician Network

                                        By:/s/ Mark Laney, MD
                                             Name: Mark Laney, MD, MS
                                             Title: President
                                              Date: 6/23/03

SEEN AND ACKNOWLEDGED:

Cook Children's Health Care System


By:/s/ John A. Grigson
     Name: John A. Grigson
     Title: EVP/CFO
     Date: 6/20/03